UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934

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MUTUAL FUNDS AND VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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Mutual Fund and Variable Insurance Trust

36 North New York Ave.

Huntington, NY 11743

May 18, 2021

Dear Shareholders,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the approval of changes to the management agreement between Rational Advisors, Inc. (“Rational”), the investment adviser of Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”), and ReSolve Asset Management Inc., the Fund’s investment sub-adviser (“ReSolve Canada”). The document also relates to the approval of a separate trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”).

As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved: (1) the amended sub-advisory agreement between Rational and ReSolve Canada; and (2) the trading advisory agreement between Rational and ReSolve Global, in each case on the terms described herein.

As always, please feel free to contact the Fund at 1-800-253-0412 with any questions you may have.

Jerry Szilagyi

President

Mutual Fund and Variable Insurance Trust

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational/RESOLVE ADAPTIVE ASSET ALLOCATION Fund

May 18, 2021

36 North New York Ave.

Huntington, NY 11743

INFORMATION STATEMENT

This information Statement is being provided to the shareholders of Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that Catalyst Capital Advisors, LLC (“Catalyst”), an affiliate of Rational Advisors, Inc., the Fund’s investment adviser (the “Adviser” or “Rational”) received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order because the Fund is managed by Catalyst (or any entity controlling, controlled by or under common control with Catalyst, such as the Adviser) and complies with the terms and conditions set forth in the application for the Order.

At a meeting held on January 29, 2021, the Board, made up entirely of individuals who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered approval of changes to the sub-advisory agreement between Rational and ReSolve Asset Management, Inc. (the “Sub-Adviser” or “ReSolve Canada”) to revise the fee payable to ReSolve Canada for providing sub-advisory services to the Fund. The amended sub-advisory agreement (the “Amended Sub-Advisory Agreement”) (in substantially the form attached hereto as Annex A) was approved by the Board on January 29, 2021 and became effective as of April 1, 2021.

At its January 29, 2021 meeting, the Board also considered approval of a separate trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (the “Trading Advisor” or “ReSolve Global”). The new trading advisory agreement (the “Trading Advisory Agreement”) (in substantially the form attached hereto as Annex B) was approved by the Board on January 29, 2021 and became effective as of April 1, 2021.

As part of the ongoing restructuring of its operations, ReSolve Canada informed the Board that it planned to move its commodity trading adviser operations to ReSolve Global effective as of April 1, 2021. As a result, ReSolve Canada proposed that it would continue to serve as the Fund’s sub-adviser, but that management of the Fund’s investments in financial and commodity futures contracts, commodity options and other commodity interests would be transitioned to ReSolve Global. Accordingly, ReSolve Canada proposed that the Board approve the Amended Sub-Advisory Agreement and the Trading Advisory Agreement in order to reflect the reallocation

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of portfolio management responsibilities between ReSolve Canada and ReSolve Global and to reallocate the fees previously payable solely to ReSolve Canada between ReSolve Canada and ReSolve Global.

The Board approved the Amended Sub-Advisory Agreement and the Trading Advisory Agreement in order to retain ReSolve Global to serve as Trading Advisor and reflect the reallocation of portfolio management responsibilities and fees between ReSolve Canada and ReSolve Global.

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about May 18, 2021 to the Fund’s shareholders of record as of May 13, 2021 (the “Record Date”). This Information Statement describes the Amended Sub-Advisory Agreement and the Trading Advisory Agreement. As of the Record Date, there were issued and outstanding 2,644,708.486 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational/ReSolve Adaptive Asset Allocation Fund.

I.       BACKGROUND

MFVIT is an open-end management investment company, consisting of several series, each of which is a separate “mutual fund,” and each fund sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed on June 23, 2006, with the Secretary of State of Delaware, and is registered with the SEC under the 1940 Act. The Fund is a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 53 Palmeras St. Suite 601, San Juan, PR 00901. Pursuant to an investment management agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets. The following table provides information about the management fees that the Fund paid to the Adviser for the last three fiscal years ended December 31.

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	Fiscal Year Ended December 31
	2018	2019	2020
Total Management Fee	$272,932	$694,669	$1,110,897
Waiver/Reimbursement	$148,267	$140,730	$137,538
Net Management Fee	$124,665	$553,939	$973,359

The Fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage the Fund’s assets. Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for a mutual fund. As stated above, Catalyst (or any entity controlling, controlled by or under common control with Catalyst, such as the Adviser) has obtained an Order that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

II.       THE AMENDED SUB-ADVISORY AGREEMENT AND TRADING ADVISORY AGREEMENT

At a meeting held on January 29, 2021, the Board considered and approved the Amended Sub-Advisory Agreement between the Adviser and the Sub-Adviser, and the new Trading Advisory Agreement between the Adviser and the Trading Adviser.

A.	The Amended Sub-Advisory Agreement

Under the terms of the Amended Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly fee equal to 12.5% of its net advisory fee, which is the fee received by the Adviser after any taking into account any fee waiver and/or payment of Fund expenses by the Adviser under the expense limitation agreement between the Adviser and the Trust. The Amended Sub-Advisory Agreement, dated April 1, 2021, contains substantially identical terms and conditions as the prior Sub-Advisory Agreement except for the compensation provision and dates of execution and termination.

For such compensation, the Sub-Adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions, and such policies as the Board determines.

The Amended Sub-Advisory Agreement provides that it will continue in force for an initial two-year term and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Amended Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Amended Sub-Advisory Agreement can be terminated on not less than 90 days’ notice by the Sub-Adviser to the Fund and Adviser.

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The Amended Sub-Advisory Agreement provides that the Sub-Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Amended Sub-Advisory Agreement is attached as Annex A. You should read the Amended Sub-Advisory Agreement. The description in this Information Statement of the Amended Sub-Advisory Agreement is only a summary.

Sub-Adviser

ReSolve Asset Management, Inc. is located at 401 Bay Street, 16th Floor, Toronto, Ontario, M5H 2Y4. ReSolve Canada is registered as an investment adviser under the Investment Advisers Act of 1940. ReSolve Canada was founded in September 2015 and provides investment management services to registered investment companies. As of March 31, 2021, the Sub-Adviser had discretionary investment management authority with respect to approximately $253 million of assets.

ReSolve Canada’s current principal beneficial owners are Mighty Oak Holdings (90.05%) and Nicholas Markos (9.95%).

Below is the name and principal occupation of each principal executive officer of ReSolve Canada. Mighty Oak Holdings is owned and controlled by Jason Russell, ReSolve Canada’s Chief Executive Officer and Chief Compliance Officer. The business address for each person listed below is 401 Bay Street, 16th Floor, Toronto, Ontario, M5H 2Y4.

Name	Titles and Principal Occupation
Jason Russell	Chief Executive Officer, Chief Compliance Officer, and Ultimate Designated Person

Andrew Butler, Portfolio Manager of ReSolve Canada, has served as a co-portfolio manager of the Fund since April 2021.

B.	The Trading Advisory Agreement

Under the terms of the Trading Advisory Agreement, the Adviser pays the Trading Adviser a monthly fee equal to 37.5% of its net advisory fee, which is the fee received by the Adviser after any taking into account any fee waiver and/or payment of Fund expenses by the Adviser under the expense limitation agreement between the Adviser and the Trust.

For such compensation, the Trading Adviser, at its expense, develops and maintains the investment model for the Fund’s investments in futures contracts, subject to the Fund’s investment objective, policies, and restrictions, and such policies as the Board determines.

The Trading Advisory Agreement provides that it will continue in force for an initial period terminating on December 31, 2021, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Trading Advisory Agreement

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will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Trading Advisory Agreement can be terminated on not less than 90 days’ notice by the Trading Adviser to the Fund and the Adviser.

The Trading Advisory Agreement provides that the Trading Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trading Advisory Agreement is attached as Annex B. You should read the Trading Advisory Agreement. The description in this Information Statement of the Trading Advisory Agreement is only a summary.

Trading Adviser

ReSolve Asset Management SEZC (Cayman) is located at 90 North Church Street Strathvale House, 5th Floor Georgetown, Grand Cayman, Cayman Islands, KY1-9012. The Trading Advisor is registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor.” ReSolve Global is registered with the Cayman Islands Monetary Authority as a Registered Person under section 5(4) and schedule 4 of the Securities Investment Business Law (as revised and amended) of the Cayman Islands. Founded in 2019, ReSolve Global, in addition to serving as the Fund’s trading advisor, provides investment management and trading adviser services to ReSolve Canada, sophisticated persons, and private funds.

Below is the name and principal occupation of each principal executive officer of ReSolve Global. The principal owner of ReSolve Global is Michael Philbrick. The business address for each person listed below is 90 North Church Street Strathvale House, 5th Floor Georgetown, Grand Cayman, Cayman Islands, KY1-9012.

Name	Title(s) and Principal Occupation
Michael Philbrick	Chief Executive Officer and Portfolio Manager
Rodrigo Gordillo	President and Portfolio Manager
Adam Butler	Chief Investment Officer

Mr. Philbrick has served as a co-portfolio manager of the Fund since April 2021 and previously had served co-portfolio manager of the Fund from February 2018 to April 2020 as an employee of ReSolve Canada. Messrs. Butler and Gordillo have served as co-portfolio managers of the Fund since February 2018 and continue to serve in such capacities.

IV.       CURRENT AND PROFORMA FEES

Because the Sub-Adviser’s and Trading Adviser’s fees will be paid from the management fee paid to the Adviser under the Advisory Agreement, the Fund’s fees and expenses are not changed by the Amended Sub-Advisory Agreement or the Trading Advisory Agreement. Therefore, no comparative expense tables are presented.

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V.	BOARD CONSIDERATIONS IN APPROVING THE AMENDED SUB-ADVISORY AGREEMENT AND TRADING ADVISORY AGREEMENT

In connection with a meeting held on January 29, 2021, the Board, consisting solely of Independent Trustees, discussed the proposed approval of the Revised Advisory Agreement and Trading Advisory Agreement (collectively, the “Agreements”) and considered materials that the Board had specifically requested in connection with the proposed approvals. The Board also considered its review of the prior sub-advisory agreement with ReSolve Canada at its meetings on March 20 and 27, 2020, and August 21, 2020.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Agreements and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement. In connection with its deliberations regarding approval of the Agreements, the Board reviewed materials prepared by Rational, ReSolve Canada, and ReSolve Global, including the information that ReSolve Canada and ReSolve Global had provided in response to questionnaires regarding the approval of the Agreements (collectively the “ReSolve 15(c) Response”). With respect to ReSolve Canada, the Board also considered the information presented at Board meetings throughout the year.

A.       Amended Sub-Advisory Agreement

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services that ReSolve Canada would provide to the Fund pursuant to the Amended Sub-Advisory Agreement. The Board reviewed information concerning the background and experience of the portfolio management team and other personnel who would provide services to the Fund, as well as information concerning the financial condition and resources, business, operations, and compliance program of ReSolve Canada. The Board acknowledged the expertise of the portfolio management team. After further discussion, the Board concluded that ReSolve Canada had personnel, resources, and operations suitable to performing its duties under the Amended Sub-Advisory Agreement and would provide an acceptable level of services to the Fund.

Performance. The Board reviewed a report on the Fund’s recent performance, noting that the Fund’s current portfolio managers would continue to participate in the management of the Fund’s investment in futures contracts as employees of ReSolve Global. The Board considered that the Fund had outperformed the average of the Morningstar Multialternative category for the quarter ended December 31, 2020. The Board also considered performance information presented at the September 18, 2020 Board meeting, noting that although a composite of ReSolve Canada accounts had underperformed a Global Balanced Portfolio benchmark (a blended index of equity and fixed-income ETFs prepared by ReSolve Canada) for various periods ended August 31, 2020, the composite was competitive within the Morningstar category. After further discussion, the Board concluded that the Fund’s performance under ReSolve Canada’s management was acceptable and expected the performance to continue under the Amended Sub-Advisory Agreement.

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Fees and Expenses. The Board considered that the fees to be paid to ReSolve Canada pursuant to the Amended Sub-Advisory Agreement would be paid entirely by Rational. The Board noted that the fees payable to ReSolve Canada, 50% of Rational’s 1.75% advisory fee (as adjusted by an allocation of fees to ReSolve Global pursuant to a trading advisory agreement), was lower than the 1.45% fee charged by ReSolve Global to manage other accounts following a similar strategy. The Board acknowledged that this represented no fee increase from the current sub-advisory agreement with ReSolve Canada. After further discussion, the Board concluded that the fees payable to ReSolve Canada pursuant to the Amended Sub-Advisory Agreement with respect to the Fund were reasonable.

The Board considered the respective duties of Rational and ReSolve Canada and analyzed how fees were allocated between ReSolve Canada (with a portion paid to ReSolve Global) and Rational. After consideration and discussion, the Board decided that the Fund’s investment management fees were allocated appropriately between ReSolve Canada and Rational.

Profitability. The Board reviewed a profitability analysis provided at the September 18, 2020 Board meeting that projected that the combined ReSolve Canada and ReSolve Cayman entities would realize a profit from providing their respective services to the Fund. After further discussion, the Board concluded that ReSolve Canada’s expected profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits that ReSolve Canada expected to receive from its relationship with the Fund.

Economies of Scale. The Board agreed that economies of scale are primarily an adviser-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the trading advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the Amended Sub-Advisory Agreement. Having requested, reviewed and discussed in depth such information from ReSolve Canada as the Board believed to be reasonably necessary to evaluate the terms of the Amended Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Amended Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

B.       Trading Advisory Agreement

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services that ReSolve Global would provide to the Fund pursuant to the Trading Advisory Agreement. The Board reviewed information concerning the background and experience of the portfolio management team and other personnel who would provide services to the Fund, as well as information concerning the financial condition and resources, business, operations, and compliance program of ReSolve Global. The Board considered that the portfolio managers who would provide trading advisory services to the Fund currently or previously served as portfolio managers of the Fund as employees of ReSolve Canada. The Board acknowledged the expertise of the portfolio management team. The Board reviewed a copy of ReSolve Global’s Code of Ethics and noted that the Trust’s Chief Compliance Officer (“CCO”) had determined that it was

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appropriate. After further discussion, the Board concluded that ReSolve Global had personnel, resources, and operations suitable to performing its duties under the Trading Advisory Agreement and would provide an acceptable level of services to the Fund.

Performance. The Board reviewed a report on the Fund’s recent performance, noting that the Fund’s current portfolio managers would continue to participate in the management of the Fund’s investment in futures contracts as employees of ReSolve Global. The Board considered that the Fund had outperformed the average of the Morningstar Multialternative category for the quarter ended December 31, 2020. The Board also considered performance information presented at the September 18, 2020 Board meeting, noting that although a composite of ReSolve Canada accounts had underperformed a Global Balanced Portfolio benchmark (a blended index of equity and fixed-income ETFs prepared by ReSolve Canada) for various periods ended August 31, 2020, the composite was competitive within the Morningstar category. After further discussion, the Board concluded that the Fund’s performance under ReSolve Canada’s management was acceptable and expected the performance to continue under the Trading Advisory Agreement.

Fees and Expenses. The Board considered that the fees to be paid to ReSolve Global pursuant to the Trading Advisory Agreement would be paid entirely by Rational. The Board noted that the fees payable to ReSolve Global, 50% of Rational’s 1.75% advisory fee (as adjusted by an allocation of fees to ReSolve Canada pursuant to a revised sub-advisory agreement), was lower than the 1.45% fee charged by ReSolve Global to manage other accounts following a similar strategy. The Board acknowledged that this represented no fee increase from the current sub-advisory agreement with ReSolve Canada. After further discussion, the Board concluded that the fees payable to ReSolve Global pursuant to the Trading Advisory Agreement with respect to the Fund were reasonable.

The Board considered the respective duties of Rational and ReSolve Global and analyzed how fees were allocated between ReSolve Global (with a portion paid to ReSolve Canada) and Rational. After consideration and discussion, the Board decided that the Fund’s investment management fees were allocated appropriately between ReSolve Global and Rational.

Profitability. The Board reviewed a profitability analysis provided at the September 18, 2020 Board meeting that projected that the combined ReSolve Canada and ReSolve Cayman entities would realize a profit from providing their respective services to the Fund. After further discussion, the Board concluded that ReSolve Global’s expected profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits that ReSolve Global expected to receive from its relationship with the Fund.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the trading advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the Trading Advisory Agreement. Having requested, reviewed and discussed in depth such information from ReSolve Global as the Board

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believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Trading Advisory Agreement was in the best interest of the Fund and its shareholders.

VI.       OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of May 13, 2021, the only shareholders known to the Trust to be the beneficial owners of 5% or more of the outstanding shares of each class of shares of the Fund are listed below. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of any class of the Fund's outstanding shares may be considered a control person of that share class. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting with respect to that class than votes of other shareholders.

Class A Shares

Name and Address	Shares	Percentage of Class
Pershing LLC FBO Michael J. Yopko P.O. Box 2052 Jersey City, NJ 07303-9998	2,043.994	8.96%
Charles Schwab and Co Inc Special Custody AC FBO Customers Attn Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	1,954.529	8.57%
TD Ameritrade FBO Gary A Roach Rollover IRA TD Ameritrade Clearing, Custodian 5464 Ridgelea Estates Dr Roanoke VA 24018-8068	1,205.561	5.28%

As of May 13, 2021, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class A shares.

Class C Shares

Name and Address	Shares	Percentage of Class
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7,263.411	68.55%
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Name and Address	Shares	Percentage of Class
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,197.377	11.30%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	723.212	6.83%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	632.662	5.97%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	548.445	5.18%

As of May 13, 2021, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class C shares.

Institutional Shares

Name and Address	Shares	Percentage of Class
Charles Schwab and Co Inc Special Custody AC FBO Customers Attn Asset Recon SF 215 SMT-03-255 San Francisco, CA 94105-2318	1,526,037.792	58.44%
LPL Financial FBO Customer Accounts Attn Mutual Fund Operation P.O. Box 509046 San Diego, CA 92150-9046	288,350.487	11.04%

As of May 13, 2021, the Trustees and officers of the Trust as a group owned approximately 2.26% of the Fund’s outstanding Institutional shares.

Operation of the Fund. The Fund is a diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust on June 23, 2006. The Trust’s principal offices are located at 36 North New York Avenue, Huntington, NY 11743. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Adviser as Fund manager and investment adviser. Northern Lights Distributors, LLC, located at 4221 North

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203rd Street, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, NE 68130, provides the Fund with transfer agent, accounting, and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743 and an affiliate of the Adviser, provides the Fund with certain management compliance and legal administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by the Trust.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational/ReSolve Adaptive Asset Allocation Fund. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: May 18, 2021

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ANNEX A

SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and ReSolve Asset Management, Inc., a corporation formed under the laws of Canada (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser to series of the Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, under the Management Agreement, the Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser and the Sub-Adviser entered into sub-advisory agreement dated February 27, 2018 (the “Initial Agreement”) whereby the Sub-Adviser rendered investment advisory services to Rational/ReSolve Adaptive Asset Allocation Strategy Fund (the “Fund”), a series of shares of beneficial interest of the Trust; and

WHEREAS, the Initial Agreement terminated in accordance with its terms because the Sub-Adviser experienced a “change of control,” as defined in Section 2(a)(9) of the 1940 Act on or about December 27, 2019, and the Adviser and the Sub-Adviser entered into a replacement sub-advisory agreement effective as of December 27, 2019 (the “Second Agreement”), and the Second Agreement had terminated because of a second change of control on or about October 1, 2020 (the “Second Change of Control”), and the Adviser and the Sub-Adviser entered into a replacement sub-advisory agreement effective as of October 1, 2020 (the “Third Agreement”); and

WHEREAS, the Adviser has also retained ReSolve Asset Management SEZC (Cayman) (“Trading Adviser”) to provide commodity trading advisory services for the Fund pursuant to a trading advisory agreement dated April 1, 2021; and

WHEREAS, in connection with the retention of the Trading Adviser the Adviser desires to amend and restate the Third Agreement by entering into this agreement respecting the services provided to the Fund and compensation payable by the Adviser to the Sub-Adviser (the “Agreement”).

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

A-1

1.                  Restatement.

1.1	The Third Agreement shall be replaced in its entirely by this Agreement.

2.                  Appointment and Status of Sub-Adviser.

2.1	The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

3.                  Sub-Adviser's Duties.

3.1	Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:
(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(b)	The Sub-Adviser shall determine the portion of assets to be allocated to Trading Adviser for investment in financial and commodity futures contracts, commodity options and other commodity interests;
(c)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(d)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(e)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 7 Execution of Purchase and Sale Orders below;
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(f)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(g)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Fund’s securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(h)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;
(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the Sub-Adviser's compliance program.
(k)	Upon the Adviser’s request, the Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations.

4.                  Custodian.

4.1	The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.
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5.                  Risk Acknowledgment.

5.1	Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.

6.                  Directions to the Sub-Adviser.

6.1	Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

7.                  Execution of Purchase and Sale Orders.

7.1	In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.
7.2	The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion.
7.3	The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund’s portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to
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determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

7.4	Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

8.                  Books and Records.

8.1	The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 3.1(f) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

9.                  Expenses of the Sub-Adviser.

9.1	During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

10.              Compensation of the Sub-Adviser.

10.1	For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to twelve and one-half percent (12.5%) of the net advisory fees paid by the Fund to the Adviser as described in the Prospectus. Net Advisory Fees are defined as advisory fees collected from the Fund net of fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, litigation and legal expenses as recorded on the financial statements of the Adviser. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser
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is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

11.              Liability.

11.1	Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Sub-Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the matters to which this Agreement relates except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Sub-Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement.
11.2	Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

12.              Duration and Termination.

12.1	The term of this Agreement shall begin on the date of the Second Change of Control and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.
12.2	This Agreement may be terminated at any time on 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the
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Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

13.              Non-Exclusive Management.

13.1	Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

14.              Good Standing.

14.1	Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

15.              Amendment.

15.1	This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations
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of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

16.              Privacy Notice/Confidentiality.

16.1	The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

17.              Notice.

17.1	Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

18.              Arbitration.

18.1	Any controversy or claim arising out of or related to this Agreement shall be settled by binding arbitration by one arbitrator in the State of New York, Suffolk County in accordance with the rules then obtaining of the American Arbitration Association, and the arbitrators' decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

19.              Indemnification.

19.1	Adviser agrees to defend, indemnify and hold harmless Sub-Adviser and Sub-Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Adviser.
19.2	Sub-Adviser agrees to defend, indemnify and hold harmless the Adviser and each of Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Sub-Adviser.
19.3	Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

20.              Governing Law.

20.1	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference
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to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.              Severability.

21.1	In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

22.              Counterparts.

22.1	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23.              Binding Effect.

23.1	Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

24.              Captions.

24.1	The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

25.              Change of Control.

25.1	The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

26.              Other Business.

26.1	Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

[The remainder of this page is blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	ReSolve Asset Management, Inc.
By: /s/ Jerry Szilagyi	By: /s/ Jason Russell
Name: Jerry Szilagyi	Name: Jason Russell
Title: Chief Executive Officer	Title: Chief Executive Officer

Dated: as of April 1, 2021

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ANNEX B

TRADING ADVISORY AGREEMENT

TRADING ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and ReSolve Asset Management SEZC (Cayman), an exempted company incorporated under the laws of the Cayman Islands (the “Trading Adviser”).

WHEREAS, the Adviser acts as the investment adviser to series of Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, under the Management Agreement, the Adviser has full legal authority to engage unaffiliated investment managers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Adviser has retained ReSolve Asset Management, Inc., a corporation incorporated under the laws of Canada (“Sub-Adviser”) to serve as sub-adviser for Rational/ReSolve Adaptive Asset Allocation Fund, a series of shares of beneficial interest of the Trust (the “Fund”);

WHEREAS, Trading Adviser is regulated as a commodity trading advisor (“CTA”) by the U.S. Commodity Futures Trading Commission (“CFTC”) and National Futures Association (“NFA”); and

WHEREAS, the Adviser desires to also retain the Trading Adviser to provide CTA services for the Fund, and the Trading Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Trading Adviser. The Adviser hereby appoints the Trading Adviser to provide CTA services for the assets allocated by the Sub-Adviser (“Allocated Assets”) for the period and on the terms set forth in this Agreement. The Trading Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Trading Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Trading Adviser’s Duties. Subject to the general oversight of the Board and general supervision by the Adviser, the Trading Adviser shall, employing its discretion, manage the composition of the portfolio of investments of the Allocated Assets of the Fund, including the purchase, retention and disposition of financial and commodity futures contracts, commodity options and other commodity interests, and the execution of agreements relating thereto, in

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accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

(a)	the Trading Adviser shall furnish a continuous investment program for the Allocated Assets of the Fund and determine from time to time what commodity interest investments will be purchased, retained or sold by the Fund and what portion of the assets of the Allocated Assets will be invested or held uninvested as cash;
(b)	The Trading Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Trading Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust’s declaration of trust, its by-laws and the Fund’s Prospectus and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable U.S. federal and state laws and regulations;
(d)	The Trading Adviser will abide by applicable speculative position limits as imposed by the CFTC or relevant contract market(s) in respect of the Trading Adviser’s trading of the Allocated Assets, and its other client accounts, in futures contracts, options on futures contracts, forward contracts, commodities, swaps and other instruments to which speculative position limits may apply;
(e)	The Trading Adviser shall determine the commodity interest investments to be purchased or sold for the Allocated Assets of the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such investments, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(f)	The Trading Adviser shall maintain books and records with respect to the transactions of the Allocated Assets of the Fund as required by relevant laws/regulations and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(g)	The Trading Adviser shall provide the Trust’s custodian and fund accountant on each business day with information about the Fund’s transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(h)	The Trading Adviser shall, as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Trust’s custodian and fund accountant with (generally via electronic file format) the trade information for each transaction effected for the Allocated Assets, provide copies of such trade tickets to
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the Adviser and the Fund upon request, and promptly forward to the Trust’s custodian and fund accountant copies of all brokerage or dealer confirmations;

(i)	The Trading Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for commodity interest investments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(j)	The Trading Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Trading Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Trading Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;
(k)	The Trading Adviser agrees to maintain adequate compliance policies and procedures to ensure its compliance with the 1940 Act and the Commodity Exchange Act, the related regulations of the SEC, CFTC and NFA; and other applicable federal and state regulations. The Trading Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Trading Adviser’s compliance program.
(l)	Upon the Adviser’s request, the Trading Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations, as well as the Trust’s Derivatives Risk Management Program.

Custodian. The assets of the Fund shall be held by an independent custodian, not by the Adviser or Trading Adviser. The Trading Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding Allocated Assets of the Fund and the custodian is authorized and directed to effect transactions and otherwise take such actions as the Trading Adviser shall reasonably direct in connection with the performance of the Trading Adviser’s obligations in respect of the Allocated Assets of the Fund.

Risk Acknowledgment. Adviser acknowledges that Trading Adviser does not guarantee the future performance of the Allocated Assets of the Fund or any specific level of performance, nor the success of Trading Adviser’s overall management of the Allocated Assets of the Fund. Accordingly, Adviser acknowledges and agrees that Trading Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross

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negligence or willful misconduct of the Trading Adviser, including the Trading Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s Prospectus.

Directions to the Trading Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Trading Adviser, in writing, which shall be effective upon receipt by the Trading Adviser. The Trading Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of investments for the account of the Fund, the Trading Adviser will arrange for the placing of all orders for the purchase and sale of portfolio investments for the account with brokers or dealers selected by the Trading Adviser, subject to review of this selection by the Adviser from time to time. The Trading Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Trading Adviser will at all times seek, for the Fund, the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Trading Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Trading Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion.

The Trading Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Allocated Assets that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Trading Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Trading Adviser’s overall responsibilities with respect to the Allocated Assets and to accounts over which the Trading Adviser exercises investment discretion. The Trust and the Trading Adviser understand and acknowledge that, although the information may be useful to the Fund and the Trading Adviser, it is not possible to place a dollar value on such information. The Trading Adviser shall periodically provide reports to the Adviser and Board regarding the commissions paid by the Fund and whether the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Trading Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

The Adviser recognizes that the Trading Adviser will transmit orders on behalf of the Allocated Assets to broker or dealers and the Trading Adviser’s responsibility with respect to any of the Fund’s portfolio transactions shall be fulfilled at the time that a complete order has been transmitted to such broker or dealer. The Trading Adviser shall not be responsible for any acts, omissions, or errors of such broker or dealer in executing such orders.

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The Trading Adviser may “block” or “bunch” order entry for the account of the Fund with orders for accounts of other clients managed by the Trading Adviser, and may place orders for execution through one broker or dealer, which may later be “given-up” by the executing broker to another broker, with the account of the Fund being charged all customary and relevant “give-up” fees.

Subject to the provisions of the 1940 Act, and other applicable law, the Trading Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the portfolio transactions for the Allocated Assets, including transactions effected through others. If any occasion should arise in which the Trading Adviser gives any advice to clients of the Trading Adviser concerning the shares of the Fund, the Trading Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Trading Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Trading Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records. The Trading Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to this Agreement. The Trading Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Trading Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Trading Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. The Trading Adviser hereby agrees that all records which it maintains with respect to the Fund are the property of the Fund and shall surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request.

Expenses of the Trading Adviser. During the term of this Agreement, the Trading Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Trading Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of investments purchased for the Allocated Assets (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Trading Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Trading Adviser.

Compensation of the Trading Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Trading Adviser as full compensation therefor a fee equal to thirty seven and one half percent (37.5%) of the net advisory fees paid by the Fund to the Adviser as described in the Prospectus. Net Advisory Fees are defined as advisory fees collected from the Fund net of fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, litigation and legal expenses as recorded on the financial statements of the Adviser. This fee for each month will be paid to the Trading Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Trading Adviser’s fees, and the Trading Adviser agrees not to seek payment of its fees from the Trust or the Fund.

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Liability. Neither the Trading Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Trading Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates except that the Trading Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Trading Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Trading Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Trading Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Trading Adviser, or one under the Trading Adviser’s control or direction, even though paid by the Trading Adviser.

Duration and Termination. The term of this Agreement shall begin on the date and year the Trading Adviser commences investment operations for the Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for an initial term ending December 31, 2021. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually: (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Trading Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on 60 day’s prior written notice to the Trading Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Trading Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days’ prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Trading Adviser will not affect (i) the validity of any action previously taken by Trading Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Trading Adviser, Trading Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will

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automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Trading Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Trading Adviser does for the Allocated Assets. Adviser expressly acknowledges and understands that Trading Adviser shall be free to render investment advice to others and that Trading Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Trading Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Allocated Assets any commodity interest investment which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Trading Adviser such investment would be unsuitable for the Fund or if the Trading Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Representations. Adviser hereby warrants and represents that as of the date of this Agreement it is registered with the CFTC as a commodity pool operator (“CPO”) and relies on CFTC Rule 4.14(a)(4) for a related exemption from CTA registration with respect to the Fund, that its regulatory filings are current and accurately reflect its operations, and that it is in compliance with applicable state and federal rules and regulations pertaining to CPOs. In addition, Adviser further warrants and represents that as of the date of this Agreement neither it (nor any of its Associated Persons) are subject to any statutory disqualification set forth in the 1940 Act, the CEA or any related regulations (or successor laws or regulations), nor is it currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser warrants and represents that as of the date of this Agreement each of the Fund and the Adviser is a “qualified eligible person” (as such term is defined in CFTC Regulation 4.7(a)) and consents to being treated as an “exempt account” under CFTC Rule 4.7.

Trading Adviser hereby warrants and represents that it is registered with the CFTC as a CTA, that its regulatory filings are current and accurately reflect its trading advisory operations, and that it is in compliance with applicable state and federal rules and regulations pertaining to CTAs. In addition, Trading Adviser further warrants and represents that neither it (nor any of its Associated Persons) are subject to any statutory disqualification set forth in the CEA or under CFTC or NFA rules, nor is it currently the subject of any investigation or proceeding which could result in statutory disqualification. The Trading Adviser represents and warrants that it is not required to register as an investment adviser under the Investment Advisers Act of 1940.

Adviser and Trading Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Trading Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the

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purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Privacy Notice/Confidentiality. The Adviser and Trading Adviser acknowledge prior receipt of the other’s customer information privacy policy and procedures, including any required notices. Adviser and Trading Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable U.S. state and federal law.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Any controversy or claim arising out of or related to this Agreement shall be settled by binding arbitration by one arbitrator in the State of New York, Suffolk County in accordance with the rules then obtaining of the American Arbitration Association, and the arbitrator’s decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

Indemnification. (a) Adviser agrees to defend, indemnify and hold harmless Trading Adviser and Trading Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Adviser.

(b) Trading Adviser agrees to defend, indemnify and hold harmless the Adviser and each of Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by Trading Adviser.

Adviser and Trading Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Trading Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment of this Agreement, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Trading Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Trading Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS AGREEMENT.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	ReSolve Asset Management SEZC (Cayman)
By: /s/ Jerry Szilagyi	By: /s/ Michael Philbrick
Name: Jerry Szilagyi	Name: Michael Philbrick
Title: Chief Executive Officer	Title: Director and Chief Executive Officer

Dated: as of April 1, 2021

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Rational/ReSolve Adaptive Asset Allocation Fund

a series of Mutual Fund and Variable Insurance Trust

36 North New York Avenue

Huntington, NY 11743

1-800-253-0412

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of changes to the sub-advisory agreement between the Fund’s investment adviser, Rational Advisors, Inc. (“Rational”), and ReSolve Asset Management, Inc., the Fund’s sub-adviser (“ReSolve Canada”). The Information Statement also describes the recent approval of a trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”). At a meeting held on January 29, 2021, the Trustees, all of whom are individuals who are not interested persons (as defined in the Investment Company Act of 1940, as amended (Independent Trustees), unanimously approved: (1) the amended sub-advisory agreement between Rational and ReSolve Canada; and (2) the trading advisory agreement between Rational and ReSolve Global.

An affiliate of Rational, Catalyst Capital Advisors, LLC, has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about May 18, 2021 to shareholders of record of the Fund as of May 13, 2021. The Information Statement will be available on the Trust’s website at http://rationalmf.com until at least August 16, 2021. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@rationalmf.com or toll-free at 1-800-253-0412.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.